                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Kaneb Pipe Line Company, a Delaware corporation ("KPL"), as General Partner of Kaneb Pipe Line Partners, L.P. ("KPP"), does hereby constitute and appoint Tony
M. Regan or Edward D. Doherty with full power of substitution, as his true and lawful attorney and agent to execute and sign, for and on behalf of the undersigned, the name of the undersigned as a director of KPL to the Annual Report on Form 10-K for KPP for the fiscal year ended December 31, 1995, or to any amendment thereto, to be filed with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K or any amendment thereto; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of March, 1996.


SANGWOO AHN
- --------------------------
Sangwoo Ahn


In the Presence of:


H. MATTESON
- --------------------------
H. Matteson

                                 EXHIBIT 24

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Kaneb Pipe Line Company, a Delaware corporation ("KPL"), as General Partner of Kaneb Pipe Line Partners, L.P. ("KPP"), does hereby constitute and appoint Tony
M. Regan or Edward D. Doherty with full power of substitution, as his true and lawful attorney and agent to execute and sign, for and on behalf of the undersigned, the name of the undersigned as a director of KPL to the Annual Report on Form 10-K for KPP for the fiscal year ended December 31, 1995, or to any amendment thereto, to be filed with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K or any amendment thereto; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of March, 1996.


JOHN R. BARNES
- --------------------------
John R. Barnes


In the Presence of:


HEATHER R. BULBA
- --------------------------
Heather R. Bulba


                                   EXHIBIT 24

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Kaneb Pipe Line Company, a Delaware corporation ("KPL"), as General Partner of Kaneb Pipe Line Partners, L.P. ("KPP"), does hereby constitute and appoint Tony
M. Regan or Edward D. Doherty with full power of substitution, as his true and lawful attorney and agent to execute and sign, for and on behalf of the undersigned, the name of the undersigned as a director of KPL to the Annual Report on Form 10-K for KPP for the fiscal year ended December 31, 1995, or to any amendment thereto, to be filed with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K or any amendment thereto; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of March, 1996.


MURRAY R. BILES
- --------------------------
Murray R. Biles


In the Presence of:


LEANNE M. LECHNER
- -------------------------
Leanne M. Lechner






                                   EXHIBIT 24

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Kaneb Pipe Line Company, a Delaware corporation ("KPL"), as General Partner of Kaneb Pipe Line Partners, L.P. ("KPP"), does hereby constitute and appoint Tony
M. Regan or Edward D. Doherty with full power of substitution, as his true and lawful attorney and agent to execute and sign, for and on behalf of the undersigned, the name of the undersigned as a director of KPL to the Annual Report on Form 10-K for KPP for the fiscal year ended December 31, 1995, or to any amendment thereto, to be filed with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K or any amendment thereto; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 28th day of March, 1996.


CHARLES R. COX
- --------------------------
Charles R. Cox


In the Presence of:


JUNE KERSHAW
- --------------------------
June Kershaw


                                   EXHIBIT 24

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Kaneb Pipe Line Company, a Delaware corporation ("KPL"), as General Partner of Kaneb Pipe Line Partners, L.P. ("KPP"), does hereby constitute and appoint Tony
M. Regan or Edward D. Doherty with full power of substitution, as his true and lawful attorney and agent to execute and sign, for and on behalf of the undersigned, the name of the undersigned as a director of KPL to the Annual Report on Form 10-K for KPP for the fiscal year ended December 31, 1995, or to any amendment thereto, to be filed with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K or any amendment thereto; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of March, 1996.


EDWARD D. DOHERTY
- --------------------------
Edward D. Doherty


In the Presence of:


HEATHER R. BULBA
- --------------------------
Heather R. Bulba


                                   EXHIBIT 24

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer of Kaneb Pipe Line Company, a Delaware corporation ("KPL"), as General Partner of Kaneb Pipe Line Partners, L.P. ("KPP"), does hereby constitute and appoint Tony
M. Regan or Edward D. Doherty with full power of substitution, as his true and lawful attorney and agent to execute and sign, for and on behalf of the undersigned, the name of the undersigned as an officer of KPL to the Annual Report on Form 10-K for KPP for the fiscal year ended December 31, 1995, or to any amendment thereto, to be filed with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K or any amendment thereto; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 28th day of March, 1996.


JIMMY L. HARRISON
- --------------------------
Jimmy L. Harrison


In the Presence of:


LEANNE M. LECHNER
- --------------------------
Leanne M. Lechner


                                   EXHIBIT 24

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Kaneb Pipe Line Company, a Delaware corporation ("KPL"), as General Partner of Kaneb Pipe Line Partners, L.P. ("KPP"), does hereby constitute and appoint Tony
M. Regan or Edward D. Doherty with full power of substitution, as his true and lawful attorney and agent to execute and sign, for and on behalf of the undersigned, the name of the undersigned as a director of KPL to the Annual Report on Form 10-K for KPP for the fiscal year ended December 31, 1995, or to any amendment thereto, to be filed with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K or any amendment thereto; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of March, 1996.


PRESTON A. PEAK
- --------------------------
Preston A. Peak


In the Presence of:


HEATHER R. BULBA
- --------------------------
Heather R. Bulba


                                   EXHIBIT 24

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Kaneb Pipe Line Company, a Delaware corporation ("KPL"), as General Partner of Kaneb Pipe Line Partners, L.P. ("KPP"), does hereby constitute and appoint Tony
M. Regan or Edward D. Doherty with full power of substitution, as his true and lawful attorney and agent to execute and sign, for and on behalf of the undersigned, the name of the undersigned as a director of KPL to the Annual Report on Form 10-K for KPP for the fiscal year ended December 31, 1995, or to any amendment thereto, to be filed with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K or any amendment thereto; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of March, 1996.


RALPH A. REHM
- --------------------------
Ralph A. Rehm


In the Presence of:


HEATHER R. BULBA
- --------------------------
Heather R. Bulba


                                   EXHIBIT 24

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Kaneb Pipe Line Company, a Delaware corporation ("KPL"), as General Partner of Kaneb Pipe Line Partners, L.P. ("KPP"), does hereby constitute and appoint Tony
M. Regan or Edward D. Doherty with full power of substitution, as his true and lawful attorney and agent to execute and sign, for and on behalf of the undersigned, the name of the undersigned as a director of KPL to the Annual Report on Form 10-K for KPP for the fiscal year ended December 31, 1995, or to any amendment thereto, to be filed with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K or any amendment thereto; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of March, 1996.


JAMES R. WHATLEY
- --------------------------
James R. Whatley


In the Presence of:


NATHLYE H. CHASTAIN
- --------------------------
Nathlye H. Chastain


                                   EXHIBIT 24